AMENDMENT
                                     TO THE
                            SUSSEX COUNTY STATE BANK
                              EMPLOYMENT AGREEMENT
                            DATED SEPTEMBER 15, 1999
                                       FOR
                                DONALD L. KOVACH

      This Amendment is adopted this 7th date of January, 2004, by and between DONALD L. KOVACH, an individual residing at Branchville, New Jersey (the "Employee"), SUSSEX BANK, (formerly Sussex County State Bank), a state chartered bank with its principal place of business located at 399 State Highway 23, Franklin, New Jersey 07416 (the "Bank"), and SUSSEX BANCORP, a New Jersey corporation with its principal place of business located at 399 State Highway 23, Franklin, New Jersey 07416 (the "Company"; the Bank and the company sometimes collectively are referred to herein as "Employer").

      WHEREAS, the Board of Directors of the Bank and the Board of Directors of the Company and Donald L. Kovach desire to amend the Employment Agreement dated the 15th day of September, 1999, pursuant to the terms and conditions of this Agreement;

      WHEREAS, the Employee agrees to be employed pursuant to the terms and conditions of this Agreement;

      NOW, THEREFORE, in consideration of the premises and covenants contained herein, and with the intent to be legally bound hereby, the parties do hereby agree that hereof the Employment Agreement shall be amended as follows:

      1. Paragraph 2. Position and Duties is amended as follows:

            The Employee shall be employed as Chairman of the Board of Directors, President and Chief Executive Officer of the Company and Chairman of the Board

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      of Directors and Chief Executive Officer of the Bank, or in any of said positions, individually or in combination as said parties shall agree from and after this date, and perform such services in that capacity as are usual and customary for comparable institutions and as shall from time-to-time be established by the Board of Directors of the Company and the Bank. Employee agrees that he will devote his full business time and efforts to his duties hereunder. Notwithstanding the foregoing, the Company and the Bank acknowledge that Employee may maintain a position as a non-equity partner or of Counsel with a law firm of his choosing, provided that such association shall not conflict with Employee's performance of his duties hereunder.

      2. Paragraph 3(a) Base Salary is amended as follows:

            The Employee shall be entitled to receive, commencing upon January 1, 2004, an annual base salary (the "Base Salary") of Two Hundred Twenty Three Thousand and Three Hundred Dollars ($223,300), which shall be payable in installments in accordance with Employer's usual payroll method. Annually thereafter, on or prior to the anniversary date of this Agreement, the Board of Directors shall review the Employee's performance, the status of Employer and such other factors as the Board of Directors or a committee thereof shall deem appropriate and shall adjust the Base Salary accordingly.

      3. Paragraph 3 (b) Discretionary Bonus is amended as follows:

            Employee shall be entitled to receive annually a bonus in cash, stock options, restricted stocks or deferred compensation as determined by the Board of Directors or a committee thereof.

      4. Paragraph 4 (b) Retirement Plan is amended as follows:

            The parties acknowledge that the Salary Continuation Agreement ("The Agreement") dated March 15, 2000 by and between SussexBank (the "Company") and Donald L. Kovach (the "Executive") and any amendments thereto constitutes the Retirement Plan required in the Agreement.

      5. Paragraph 5 Term is amended as follows:

            This Agreement shall be extended three years, commencing on September 1, 2004 and continuing until August 31, 2007; provided, however, that the term of this Agreement shall automatically renew for one (1) additional year on each anniversary date hereof unless, at least sixty
      (60) days prior to such anniversary date, either Employer or Employee shall have provided the other with written notice of their intention not to extend the term of this Agreement; further provided,

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      however, that this Agreement shall not be extended for more than two (2)
      additional one (1) year terms under this provision.

      6. Except as otherwise set forth herein, the parties acknowledge and agree that the Employment Agreement dated September 15, 1999 shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SUSSEX BANK


                                     By: /s/ Joel D. Marvil
                                        ----------------------------------------
                                        Name:  Joel D. Marvil
                                        Title: Chairman, Compensation Committee

                                        SUSSEX BANCORP


                                     By:/s/ Joel D. Marvil
                                        ----------------------------------------
                                        Name:  Joel D. Marvil
                                        Title: Chairman, Compensation Committee

                                        EMPLOYEE


                                     By: /s/ Donald L. Kovach
                                        ----------------------------------------
                                       Name:  Donald L. Kovach, Esq.